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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):
                       JANUARY 8, 2008 (JANUARY 2, 2008)
                       ---------------------------------


                            BULLION RIVER GOLD CORP.
               (Exact name of Company as specified in its charter)

           NEVADA                                                98-0377992
----------------------------                                 -------------------
(State or other jurisdiction                                    (IRS Employer
     of incorporation)                                       Identification No.)

                                    333-85414
                          ---------------------------
                            (Commission File Number)



    3500 LAKESIDE COURT, SUITE 200                                      89509
            RENO, NEVADA
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(Address of principal executive offices)                              (Zip Code)


        Company's telephone number, including area code: (775) 324-4881
                                                         -----------------------

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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THIS FORM 8-K AND OTHER REPORTS FILED BY BULLION RIVER GOLD CORP. (THE
"COMPANY"), FROM TIME TO TIME WITH THE SECURITIES AND EXCHANGE COMMISSION (COLLECTIVELY THE "FILINGS") CONTAIN FORWARD LOOKING STATEMENTS AND INFORMATION THAT ARE BASED UPON BELIEFS OF, AND INFORMATION CURRENTLY AVAILABLE TO, THE COMPANY'S MANAGEMENT AS WELL AS ESTIMATES AND ASSUMPTIONS MADE BY THE COMPANY'S MANAGEMENT. WHEN USED IN THE FILINGS THE WORDS "ANTICIPATE", "BELIEVE", "ESTIMATE", "EXPECT", "FUTURE", "INTEND", "PLAN" OR THE NEGATIVE OF THESE TERMS AND SIMILAR EXPRESSIONS AS THEY RELATE TO THE COMPANY'S OR THE COMPANY'S MANAGEMENT IDENTIFY FORWARD LOOKING STATEMENTS. SUCH STATEMENTS REFLECT THE CURRENT VIEW OF THE COMPANY WITH RESPECT TO FUTURE EVENTS AND ARE SUBJECT TO RISKS, UNCERTAINTIES, ASSUMPTIONS AND OTHER FACTORS RELATING TO THE COMPANY'S INDUSTRY, OPERATIONS AND RESULTS OF OPERATIONS AND ANY BUSINESSES THAT MAY BE ACQUIRED BY THE COMPANY. SHOULD ONE OR MORE OF THESE RISKS OR UNCERTAINTIES MATERIALIZE, OR SHOULD THE UNDERLYING ASSUMPTIONS PROVE INCORRECT, ACTUAL RESULTS MAY DIFFER SIGNIFICANTLY FROM THOSE ANTICIPATED, BELIEVED, ESTIMATED, EXPECTED, INTENDED OR PLANNED.


ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On January 2, 2008, the Company completed an offering of Common Stock, $0.001 par value, and warrants to purchase Common Stock, in the form of units (the "Unit"). Each Unit is comprised of (i) one share of Common Stock of the Company, and (ii) one warrant to purchase one share of Common Stock at an exercise price of $0.25 per share (the "Warrants"). The Warrants expire two years after the date of issuance of the Warrant. Each Unit was sold for $.15. 10,000,000 Units were sold for $1,500,000. The Units are fully detachable. The Units were sold to accredited investors only, and the Company relied on the exemption from registration under Regulation D, Section 506 of the Securities Act of 1933, as amended (the "Act"). The offering closed on January 2, 2008. There are no registration rights associated with the Units. The cash proceeds of the offering will be used by the Company for general working capital.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS

Item No.      Description
--------      -----------

4.1           Form of Warrant

10.1          Form of Unit Purchase Agreement



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              BULLION RIVER GOLD CORP.
                                              ----------------------------------
                                              (Company)

Date January 8, 2008
     ---------------------------
                                              By: /s/ Peter M. Kuhn
                                                  ------------------------------
                                              Name Peter M. Kuhn
                                              Title: Chief Executive Officer